Exhibit 99.1

Butterfly Network Names Joseph M. DeVivo as President and Chief Executive Officer

Health Tech Executive Brings More Than 35 Years of Business Experience and Operational Excellence to Butterfly

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BURLINGTON, MA, April 24, 2023 – Butterfly Network, Inc., a digital health company transforming care through the power of handheld, whole-body ultrasound, has announced the appointment of Joseph M. DeVivo as its new President and Chief Executive Officer (CEO), effective immediately. Mr. DeVivo will also join Butterfly’s Board of Directors, serving as Chairman.

DeVivo brings over 35 years of business leadership experience, having held leadership positions at healthcare and medical device companies, as well as non-profit organizations. Prior to joining Butterfly, DeVivo served as President of Hospitals and Health Systems at Teladoc Health, a telemedicine and virtual healthcare company, and as CEO and Director at InTouch Health, a leader in high acuity telehealth.

As CEO and Director at InTouch Health, DeVivo grew topline revenue by a compound annual growth rate of 30 percent over four years, oversaw the sale of the business to Teladoc Health for $1.1b and, following the sale, led the consolidation of InTouch with existing businesses at Teladoc Health. He has also held executive positions at AngioDynamics, Smith and Nephew, RITA Medical Systems and Computer Motion Incorporated, and served as Chairman of the Board and Independent Director at Surgiquest.

Most recently, DeVivo served as Executive Chairman of the Board of Directors at Caption Health, a leading AI-guided ultrasound platform that enables earlier disease detection and monitoring through AI-based diagnostics and analysis. At Caption Health, DeVivo was instrumental in the successful sale of the company to GE Healthcare.  DeVivo also serves on the Board of Governors for St. Jude Children’s Research Hospital and for the Lausanne Collegiate School, and is the Treasurer on the Board of Directors at the American Telemedicine Association.

“Joseph DeVivo’s proven commercial success, deep understanding of the market and ability to think strategically to scale and run businesses over a three-decade career were essential criteria in our search for a new CEO,” said Dr. Jonathan Rothberg, Butterfly Network’s Founder, Board Member and outgoing Interim CEO. “His industry and commercial expertise, paired with his dedication make him the ideal candidate to lead Butterfly. We are excited to have him join Butterfly as we continue transforming healthcare through AI-enabled, semiconductor-based, portable whole-body imaging, and I am confident in his ability to make Butterfly widely successful.”

Dr. Rothberg added, “On a personal note, Joseph is a wonderful mentor with an ideal combination of strategy, operations and people skills. As an investor, a Board Member, and a Founder who cares deeply for the company and team, I am excited to have him onboard.”

“I am thrilled to be joining Butterfly Network as President and CEO at this pivotal moment in its journey as the company continues to drive progress in the adoption of accessible, affordable and portable imaging technology,” said DeVivo. “I also look forward to collaborating with and leading the team at Butterfly to advance the company’s goal of making the Butterfly iQ+ as ubiquitous as the stethoscope, ensuring that every patient has access to this potentially life-changing technology anywhere and everywhere.”

DeVivo’s appointment follows the company’s recent 510(k) clearance for a groundbreaking AI-enabled Auto B-line Counter that may simplify how healthcare professionals evaluate adults with suspected diminished lung function and can potentially accelerate their ability to make informed treatment decisions at the point of care, with plans to launch the new product in early summer, 2023, in the United States.

For more information on Butterfly Network and its innovative solutions, visit: https://www.butterflynetwork.com/.

About Butterfly Network

Founded by Dr. Jonathan Rothberg in 2011 and listed on the New York Stock Exchange through a business combination with Longview Acquisition Corp., Butterfly created the world's first handheld, single probe whole-body ultrasound system using semiconductor technology, the Butterfly iQ+. Butterfly's mission is to democratize medical imaging and contribute to the aspiration of global health equity, making high-quality ultrasound affordable, easy-to-use, globally accessible, and intelligently connected, including for the 4.7 billion people around the world lacking access to ultrasound. Through its proprietary Ultrasound-on-Chip™ technology, Butterfly is paving the way for earlier detection and remote management of health conditions around the world. The Butterfly iQ+ can be purchased today by trained healthcare practitioners in areas including, but not limited to, parts of Africa, Asia, Australia, Europe, North America and South America; to learn more about available countries, visit: butterflynetwork.com/choose-your-country.

Butterfly iQ+ is a prescription device intended for trained healthcare professionals only.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development of products and services, and the size and potential growth of current or future markets for its products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company’s business, including issues relating to Omicron or other variants; the ability to recognize the anticipated benefits of the business combination; theCompany’s ability to grow and manage growth profitably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s products and services; the degree to which our products and services are accepted by healthcare practitioners and patients for their approved uses; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; manufacturing and supply of the Company’s products; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s ability to raise financing in the future; and other risks and uncertainties indicated from time to time in the Company’s most recent Annual Report on Form 10-K or in subsequent filings that it makes with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date of this press release. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Butterfly Network Contacts:

Media

Liz Learned

media@butterflynetwork.com

Investors

Heather Getz

investors@butterflynetwork.com